UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2005

Register.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29739	11-3239091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

575 Eighth Avenue, 8th Floor
New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (212) 798-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

          On August 9, 2005, we issued a press release announcing our financial results for the second quarter of 2005. A copy of the press release is attached hereto as Exhibit 99.1.

          The information in Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

(c)     Exhibits.

Exhibit No.	Description

99.1	Press Release of Register.com, Inc. dated August 9, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTER.COM, INC.
(Registrant)

	By:	/s/ RONI JACOBSON

Roni Jacobson
General Counsel and Secretary

Date: August 9, 2005

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Register.com, Inc. dated August 9, 2005